                                                                    EXHIBIT 10.7
                        MANDATORY PURCHASE OPTION LETTER

        WHEREAS, Saddleback Financial Corporation ("Lessor"), may have for sale the property ("Equipment") described under the Lease Agreement No.10973-00697 dated _______________.

        WHEREAS, CRL NETWORK SERVICES, INC. ("Lessee") desires to acquire by purchase, title to the Equipment; and

        WHEREAS, the parties hereto desire to reduce to writing the conditions under which Lessee will purchase Equipment and to fix the time and price to such purchase;

        NOW THEREFORE, the parties hereto, in consideration of the premises and covenants hereinafter contained, agree as follows:

        1. Lessee hereby irrevocably agrees to purchase the Equipment upon the expiration of the Lease at a Price of $13,256.00 ("Purchase Price") plus any applicable taxes, filing and documentation costs.

        In the event the Lease is terminated in accordance with its terms, Lessee agrees to pay Lessor the Purchase Price in addition to all other amounts payable to Lessor as a result of said termination.

        2. A demand for purchase of the Equipment may be made by Lessor or its successors and assigns at any time after the expiration of the Lease in which event, the effective date for Purchase of the Equipment shall be the first (1st) day of the month after such demand or such other date as may be mutually agreed upon between Lessor or its successors and assigns and Lessee. THE EQUIPMENT SHALL BE SOLD TO LESSEE AND POSSESSION MADE AVAILABLE TO LESSEE "AS IS'; IT BEING EXPRESSLY UNDERSTOOD THAT LESSOR AND ITS SUCCESSORS AND ASSIGNS MAKE NO REPRESENTATION OR WARRANTY EXPRESSED OR IMPLIED. INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF FITNESS FOR ANY PARTICULAR OR OTHER PURPOSE, MERCHANTABILITY, OR PATENT INFRINGEMENT. NOTWITHSTANDING THE FOREGOING, LESSOR OR ITS SUCCESSORS AND ASSIGNS REPRESENT AND WARRANT THAT IT OR THEY HAVE GOOD AND MERCHANTABLE TITLES TO THE EQUIPMENT AND CAN CONVEY SAME TO LESSEE FREE AND CLEAR OF ANY SUPERIOR LIEN OR ENCUMBRANCE. LESSEE IS LIABLE FOR ANY TAXES PAYABLE AS A RESULT OF THIS SALE OF EQUIPMENT.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month, and year indicated below.

Accepted and Agreed to:                 Accepted and Agreed to:
(LESSOR)                                (LESSEE)
SADDLEBACK FINANCIAL CORPORATION        CRL NETWORK SERVICES, INC.

By:                                     By:/S/ JAMES G. COUCH
  ------------------------------           ------------------------------
                                           JAMES G. COUCH, PRESIDENT


Date:                                   Date: 6/12/1997
     ---------------------------